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                              EMPLOYMENT AGREEMENT






                                     BETWEEN


                        MARINEMAX OF TREASURE COVE, INC.


                                       AND


                              JOHN ROBERT MOORE, IV
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                               TABLE OF CONTENTS

                                                                           PAGE


1.    EMPLOYMENT.............................................................1

2.    FULL TIME OCCUPATION...................................................1

3.    COMPENSATION AND OTHER BENEFITS........................................1

      (a)   Salary...........................................................1

      (b)   Bonus............................................................1

      (c)   Commissions......................................................1

      (d)   Fringe Benefits..................................................2

      (e)   Reimbursement....................................................2

4.    TERM OF EMPLOYMENT.....................................................2

      (a)   Employment Term..................................................2

      (b)   Termination Under Certain Circumstances..........................2

            (i)   Death......................................................2

            (ii)  Disability.................................................2

            (iii) Unilateral Decision of Employer............................2

            (iv)  Unilateral Decision by Employee............................3

            (v)   For "Cause\................................................3

      (c)   Result of Termination............................................3

5.    COMPETITION AND CONFIDENTIAL INFORMATION...............................3

      (a)   Interests to be Protected........................................3

      (b)   Non-Competition..................................................4

      (c)   Non-Solicitation of Employees, Customers, or Acquisition
            Candidates.......................................................4

      (d)   Confidential Information.........................................4

      (e)   Return of Property...............................................5

      (f)   Disclosure of Information........................................5

      (g)   Assignment.......................................................5

      (h)   Equitable Relief.................................................5

      (i)   Restrictions Separable...........................................5

6.    MISCELLANEOUS..........................................................5

      (a)   Third-Party Beneficiary..........................................5

      (b)   Notices..........................................................6


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                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                           PAGE

      (c)   Indulgences; Waivers.............................................6

      (d)   Controlling Law..................................................6

      (e)   Execution in Counterpart.........................................7

      (f)   Provisions Separable.............................................7

      (g)   Entire Agreement.................................................7

      (h)   Paragraph Headings...............................................7

      (i)   Binding Nature of Agreement......................................7

      (j)   Construction.....................................................7


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                              EMPLOYMENT AGREEMENT


         EMPLOYMENT AGREEMENT dated as of the 30th day of September, 1998, by and between MARINEMAX OF TREASURE COVE, INC., a Delaware corporation ("Employer") and a direct subsidiary of MarineMax, Inc., a Delaware corporation ("MarineMax"), and JOHN ROBERT MOORE, IV ("Employee").

         WHEREAS, Employee has experience selling, renting and leasing boating, nautical and other similar lifestyle entertainment products and services (the "Watercraft Business").

         WHEREAS, Employer desires to employ Employee, and Employee desires to accept such employment, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth in this Agreement, the parties hereto agree as follows:

         1. EMPLOYMENT.

         Employer hereby employs Employee, and Employee hereby accepts such employment, as President of Employer and in such other capacities and for such other duties and services as shall from time to time be mutually agreed upon by Employer and Employee.

         2. FULL TIME OCCUPATION.

         Employee shall devote Employee's entire business time, attention, and efforts to the performance of Employee's duties under this Agreement, shall serve Employer faithfully and diligently, and shall not engage in any other employment while employed by Employer.

         3. COMPENSATION AND OTHER BENEFITS.

            (a) SALARY. Employer shall pay to Employee, as full compensation for the services rendered by Employee during Employee's employment under this Agreement, a salary at a rate of $150,000 per annum to be paid in 26 equal installments per annum, or in such other periodic installments upon which Employer and Employee shall mutually agree (less all applicable deductions for all taxes, including federal, state, and FICA; insurance; pension plans; etc.).

            (b) BONUS. Employee shall be eligible to receive an annual bonus in such an amount, if any, to be determined by the Board of Directors of Employer based upon such factors as may be deemed relevant by the directors, including the performance of Employee.

            (c) COMMISSIONS. Employee shall be eligible to receive commissions based upon a percentage of Employer's overall annual boat sales, in an amount to be determined by the Board of Directors of Employer in its discretion.


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            (d) FRINGE BENEFITS. Employee shall be entitled to participate in any stock option, employee stock purchase, group insurance, pension, retirement, vacation, expense reimbursement or other plans, programs, or benefits approved by the Board of Directors and made available from time to time to employees of Employer generally during the term of Employee's employment hereunder. The foregoing shall not obligate Employer to adopt or maintain any particular plan, program, or benefit.

            (e) REIMBURSEMENT. Employer shall reimburse Employee for all travel and entertainment expenses and other ordinary and necessary business expenses incurred by Employee in connection with the business of Employer and Employee's duties under this Agreement. The term "business expenses" shall not include any item not deductible in whole or in part by Employer for federal income tax purposes. To obtain reimbursement, Employee shall submit to Employer receipts, bills or sales slips for the expenses incurred. Reimbursements shall be made by Employer monthly within 30 days of presentation by Employee of evidence of the expenses incurred.

         4. TERM OF EMPLOYMENT.

            (a) EMPLOYMENT TERM. The term of this Agreement shall be for a period of five years commencing as of the date hereof and from year to year thereafter, unless and until terminated pursuant to Section 4(b) of this Agreement or by either party giving written notice to the other not less than 60 days prior to the end of the then-current term.

            (b) TERMINATION UNDER CERTAIN CIRCUMSTANCES. Not-withstanding anything to the contrary herein contained:

                (i) DEATH. Employee's employment shall be automatically terminated, without notice, effective upon the date of Employee's death.

                (ii) DISABILITY. Employer may, at its option and upon notice to Employee, terminate Employee's employment as a result of "Total and Permanent Disability" (as defined below) effective on the date of that notice. For purposes of this Agreement, the term "Total and Permanent Disability" shall mean such physical or mental condition of Employee that renders Employee incapable of performing Employee's duties for a period of more than 60 consecutive days or for 60 days within any 180-day period; provided, however, that Employee shall not be terminated for Total and Permanent Disability until a qualified and independent (i.e., having no prior affiliations with Employer, Employee, MarineMax or any MarineMax affiliate) medical specialist provides written confirmation, after examination, that Employee is totally and permanently incapacitated such that Employee can no longer perform Employee's duties hereunder. In the event that Employee is a "qualified individual with a disability," as defined in the Americans With Disabilities Act, Employer shall not terminate Employee's employment hereunder if Employee is able to perform the essential functions of Employee's job with reasonable accommodation from Employer.

                (iii) UNILATERAL DECISION OF EMPLOYER. Employer may, at its option, upon notice to Employee, terminate Employee's employment effective on the date of that notice.


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                (iv) UNILATERAL DECISION BY EMPLOYEE. Employee may, at his
option and upon notice to Employer, terminate Employee's employment effective on the date of that notice.

                (v) FOR "CAUSE". Employer may, at its option and upon notice to Employee, terminate Employee's employment for "Cause" (as defined below) effective on the date of that notice. For purposes of this Agreement, the term "Cause" shall mean (i) the failure or inability (other than as a consequence of any illness, accident or other disability, as confirmed by competent medical evidence) of Employee to perform Employee's duties hereunder for a period in excess of 60 days in a manner reasonably satisfactory to Employer's Board of Directors, provided the decision of the Board of Directors is not arbitrary or capricious and is not made in bad faith; or (ii) "Serious Misconduct" of Employee (as defined below). For purposes of this Agreement, the term "Serious Misconduct" shall mean embezzlement or misappropriation of corporate funds; acts of Dishonesty (as defined below); activities harmful to the reputation of Employer (other than as a consequence of good faith decisions made by Employee in the normal performance of Employee's duties hereunder); the conviction of or the plea by Employee to any criminal felony offense (other than those arising within the scope of Employee's employment hereunder, of which offenses Employee was not personally aware or did not personally and knowingly order in violation of the law, and other than a traffic or other offense that in the sole discretion of the Board of Directors of Employer does not affect Employee's position as an Employee of Employer) or any criminal felony offense involving dishonesty or moral turpitude; the refusal to perform the duties assigned to Employee pursuant to this Agreement (unless such duties shall be unlawful); or the breach of any of the terms or conditions contained in this Agreement. For purposes of this Agreement, the term "Dishonesty" shall mean the varnishing of any information, reports, documents or certificates by Employee to Employer which Employee knew or reasonably should have known to be false or misleading.

            (c) RESULT OF TERMINATION. In the event of the termination of Employee's employment pursuant to Sections 4(b)(i) or (ii) above, Employee's estate or Employee, as the case may be, shall be entitled to receive an amount equal to Employee's fixed salary as provided in Section 3(a) above for a period of one year after such termination. In the event of the termination of Employee's employment pursuant to Section 4(b)(iii) above, Employee shall continue to receive Employee's fixed compensation for the lesser of (i) one year or (ii) the remainder of the term of this Agreement. In the event of the termination of Employee pursuant to Section 4(b)(iv) or (v) above, Employee shall receive no further compensation under this Agreement.

         5. COMPETITION AND CONFIDENTIAL INFORMATION.

            (a) INTERESTS TO BE PROTECTED. For the purposes of this Section 5, the term "Employer" shall include MarineMax and any other entity directly or indirectly controlled by, in control of, or under common control with MarineMax. The parties acknowledge that Employee will perform essential services for Employer, its employees, and its stockholders during the term of Employee's employment with Employer. Employee will be exposed to, have access to, and work with, a considerable amount of Confidential Information (as defined below). The parties also expressly recognize and acknowledge that the personnel of Employer have been trained by, and are valuable to, Employer and that Employer will incur substantial recruiting and


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training expenses if Employer must hire new personnel or retrain existing personnel to fill vacancies. The parties expressly recognize that it could seriously impair the goodwill and diminish the value of Employer's business should Employee compete with Employer in any manner whatsoever. The parties acknowledge that this covenant has an extended duration; however, they agree that this covenant is reasonable and it is necessary for the protection of Employer, its stockholders, and employees. For these and other reasons, and the fact that there are many other employment opportunities available to Employee if Employee should terminate Employee's employment, the parties are in full and complete agreement that the following restrictive covenants are fair and reasonable and are entered into freely, voluntarily, and knowingly. Furthermore, each party was given the opportunity to consult with independent legal counsel before entering into this Agreement.

            (b) NON-COMPETITION. During the term of Employee's employment with Employer and for the period ending 12 months after the termination of Employee's employment with Employer, regardless of the reason therefor, Employee shall not (whether directly or indirectly, as owner, principal, agent, stockholder, director, officer, manager, employee, partner, participant, or in any other capacity) engage or become financially interested in the Watercraft Business in direct competition with Employer within the Restricted Territory (as defined below). As used herein, the term "Restricted Territory" shall mean within a 200 mile radius of any location where Employer conducts the Watercraft Business.

            (c) NON-SOLICITATION OF EMPLOYEES, CUSTOMERS, OR ACQUISITION CANDIDATES. During the term of Employee's employment and for a period of 12 months after the termination of Employee's employment with Employee, regardless of the reason therefor, Employee shall not directly or indirectly, for himself, or on behalf of, or in conjunction with, any other person, company, partnership, corporation, or governmental entity, (A) seek to hire or hire any of Employer's personnel or employees for the purpose of having any such employee engage in services that are the same as or similar or related to the services that such employee provided for Employer; (B) call upon any person or entity that is or has been, within one year prior to such date, a customer of Employer for the purpose of soliciting or selling products or services in direct competition with Employer; or (C) call upon any prospective acquisition candidate that Employee knows or has reason to know was called upon by Employer or for which Employer made an acquisition analysis for the purpose of acquiring such entity.

            (d) CONFIDENTIAL INFORMATION. Employee shall maintain in strict secrecy all confidential or trade secret information relating to the business of Employer (the "Confidential Information") obtained by Employee in the course of Employee's employment, and Employee shall not, unless first authorized in writing by Employer, disclose to, or use for Employee's benefit or for the benefit of, any person, firm, or entity at any time either during or subsequent to the term of Employee's employment, any Confidential Information, except as required in the performance of Employee's duties on behalf of Employer. For purposes hereof, Confidential Information shall include without limitation any materials, trade secrets, knowledge, or information with respect to management, operational, or investment policies and practices of Employer; any business methods or forms; any names or addresses of customers or suppliers or data on customers or suppliers; and any business policies or other information relating to or dealing with the management, operational, or investment policies or practices of Employer.


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            (e) RETURN OF PROPERTY. Upon the termination of Employee's employment with Employer for any reason, Employee shall deliver promptly to Employer all files, lists, books, records, manuals, memoranda, drawings, and specifications; all cost, pricing, and other financial data; all other written or printed materials that are the property of Employer (and any copies of them); and all other materials that may contain Confidential Information relating to the business of Employer, which Employee may then have in Employee's possession, whether prepared by Employee or not.

            (f) DISCLOSURE OF INFORMATION. Employee shall disclose promptly to Employer, or its nominee, any and all ideas, designs, processes, and improvements of any kind relating to the business of Employer, whether patentable or not, conceived or made by Employee, either alone or jointly with others, during working hours or otherwise, during the entire period of Employee's employment with Employer or within six months thereafter.

            (g) ASSIGNMENT. Employee hereby assigns to Employer or its nominee, the entire right, title, and interest in and to all inventions, discoveries, and improvements, whether patentable or not, that Employee may conceive or make during Employee's employment with Employer, or within six months thereafter, and which relate to the business of Employer.

            (h) EQUITABLE RELIEF. In the event a violation of any of the restrictions contained in this Section is established, Employer shall be entitled to preliminary and permanent injunctive relief as well as damages and an equitable accounting of all earnings, profits, and other benefits arising from such violation, which right shall be cumulative and in addition to any other rights or remedies to which Employer may be entitled. In the event of a violation of any provision of subsection (b), (c), (f), or (g) of this Section 5, the period for which those provisions would remain in effect shall be extended for a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

            (i) RESTRICTIONS SEPARABLE. If the scope of any provision of this Agreement (whether in this Section 5 or otherwise) is found by a Court to be too broad to permit enforcement to its full extent, then such provision shall be enforced to the maximum extent permitted by law. The parties agree that the scope of any provision of this Agreement may be modified by a judge in any proceeding to enforce this Agreement, so that such provision can be enforced to the maximum extent permitted by law. Each and every restriction set forth in this Section 5 is independent and severable from the others, and no such restriction shall be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part.

         6. MISCELLANEOUS.

            (a) THIRD-PARTY BENEFICIARY. MarineMax shall at all times be and remain a third-party beneficiary under this Agreement and all documents, instruments and agreements made and entered into pursuant hereto.


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            (b) NOTICES. All notices, requests, demands, and other
communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received (i) if personally delivered, on the date of delivery, (ii) if by facsimile transmission, upon receipt, (iii) if mailed, three days after deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, and addressed as provided below, or (iv) if by a courier delivery service providing overnight or "next-day" delivery, on the next business day after deposit with such service addressed as follows:

                (1) If to Employer:

                    MarineMax of Treasure Cove, Inc.
                    18167 U.S. Highway 19 North, Suite 499
                    Clearwater, Florida  33764
                    Attention: Chief Financial Officer

                    with a copy given in the manner
                    prescribed above, to:

                    O'Connor, Cavanagh, Anderson,
                     Killingsworth & Beshears, P.A.
                    One East Camelback Road
                    Phoenix, Arizona  85012
                    Attention:  Robert S. Kant, Esq.

                (2) If to Employee:

                    John Robert Moore, IV
                    2555 N.E. Catawba Road
                    Port Clinton, Ohio  43452

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 6 for the giving of notice.

            (c) INDULGENCES; WAIVERS. Neither any failure nor any delay on the part of either party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be binding unless executed in writing by the party making the waiver.

            (d) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in


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accordance with the laws of the state of Delaware, notwithstanding any Delaware or other conflict-of-interest provisions to the contrary.

            (e) EXECUTION IN COUNTERPART. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of the parties reflected hereon as the signatories.

            (f) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

            (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements and conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

            (h) PARAGRAPH HEADINGS. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

            (i) BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns; provided that because the obligations of Employee hereunder involve the performance of personal services, such obligations shall not be delegated by Employee. For purposes of this Agreement successors and assigns shall include, but not be limited to, any individual, corporation, trust, partnership, or other entity that acquires a majority of the stock or assets of Employer by sale, merger, consolidation, liquidation, or other form of transfer. Employer will require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of Employer to expressly assume and agree to perform this Agreement in the same manner and to the same extent that Employer would be required to perform it if no such succession had taken place. Without limiting the foregoing, unless the context otherwise requires, the term "Employer" includes all subsidiaries of Employer.

            (j) CONSTRUCTION. The parties hereto acknowledge and agree that each party has participated in the drafting of this Agreement and that this document has been reviewed by the respective legal counsel for the parties hereto. No inference in favor of or against, any party shall be drawn from the fact that one party has drafted any portion hereof.


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                            MARINEMAX OF TREASURE COVE, INC.



                                            By:  /s/Michael McLamb
                                                 --------------------
                                            Its: Vice President



                                            /s/ John Robert Moore, IV
                                            -------------------------
                                            JOHN ROBERT MOORE, IV


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